Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wyche “Tee” Green, Chairman of the Board of Directors, Chief Executive Officer and President of Streamline Health Solutions, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, that to my knowledge:

(1)	The quarterly report on Form 10-Q of the Company for the quarter ended October 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ Wyche “Tee” Green
Wyche “Tee” Green
Chairman of the Board of Directors, Chief Executive Officer and President

December 15, 2022

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.